UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013 (September 25, 2013)

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court

Houston, Texas 77056

(Address of principal executive offices)

(713) 627-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 25, 2013, Spectra Energy Partners, LP (the “Partnership”) issued $500 million aggregate principal amount of its 2.950% senior notes due 2018 (the “2018 Notes”), $1 billion aggregate principal amount of its 4.750% senior notes due 2024 (the “2024 Notes”) and $400 million aggregate principal amount of its 5.950% senior notes due 2043 (the “2043 Notes” and, together with the 2018 Notes and the 2024 Notes, the “Notes”). The Notes were sold in an underwritten public offering pursuant to an Underwriting Agreement, dated September 16, 2013, among the Partnership, its general partner, the general partner of its general partner, and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as managers of the several underwriters named therein, previously filed with the Securities and Exchange Commission.

Net proceeds from the offering will be used to pay a portion of the cash consideration for Spectra Energy Corp’s dropdown of its remaining U.S. transportation, storage and liquids assets to the Partnership (the “Dropdown Transactions”). The closing of substantially all of the Dropdown Transactions (the “First Closing”) is expected to occur during the fourth quarter of 2013, subject to regulatory approval and the satisfaction of customary closing conditions.

The terms of the Notes are governed by the Indenture, dated as of June 9, 2011 (the “Base Indenture”), by and between the Partnership and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of September 25, 2013 (the “Second Supplemental Indenture”), between the Partnership and the Trustee, setting forth the specific terms applicable to the Notes. The Base Indenture, as amended and supplemented by the Second Supplemental Indenture, is referred to herein as the “Indenture.” The 2018 Notes will accrue interest at 2.950% per annum from September 25, 2013 until maturity, on September 25, 2018. The 2024 Notes will accrue interest at 4.750% per annum from September 25, 2013 until maturity, on March 15, 2024. The 2043 Notes will accrue interest at 5.950% per annum from September 25, 2013 until maturity, on September 25, 2043. Interest on the 2018 Notes and 2043 Notes will be payable semi-annually in arrears on March 25 and September 25 of each year, commencing on March 25, 2014. Interest on the 2024 Notes will be payable semi-annually in arrears on March 15 and September 15 of each year, commencing on March 15, 2014.

At the Partnership’s option, any or all of the Notes may be redeemed, in whole or in part, at any time prior to maturity. If the Partnership elects to redeem (i) the 2018 Notes before the date that is one month prior to the maturity date, (ii) the 2024 Notes before the date that is three months prior to the maturity date or (iii) the 2043 Notes before the date that is six months prior to the maturity date, the Partnership will pay an amount equal to the greater of 100% of the principal amount of the Notes redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the Notes, plus a make-whole premium. If the Partnership elects to redeem a series of Notes on or after the applicable date described in the preceding sentence, the Partnership will pay an amount equal to 100% of the principal amount of the Notes redeemed. The Partnership will pay accrued interest on the Notes redeemed to the redemption date.

If (i) the First Closing of the Dropdown Transactions contemplated by the Contribution Agreement between the Partnership and Spectra Energy Corp (the “Contribution Agreement”) has not occurred on or prior to March 31, 2014 substantially on the terms contemplated by the Contribution Agreement as such agreement exists as of the date of the initial issuance of the notes or (ii) the Contribution Agreement is terminated at any time on or prior to March 31, 2014, the Partnership will redeem each series of the Notes, in whole, at a redemption price equal to 101% of the initial price to public of such series of Notes, plus accrued and unpaid interest thereon to but not including the mandatory redemption date.

The Notes rank equally in right of payment with all of the Partnership’s existing and future senior indebtedness, effectively junior in right of payment to the Partnership’s existing and future secured indebtedness to the extent of the value of the collateral securing that indebtedness and to all existing and future indebtedness and other obligations of the Partnership’s subsidiaries and senior to any subordinated debt that the Partnership may incur.

The Indenture contains covenants that will limit the ability of the Partnership and any of its Principal Subsidiaries (as defined in the Indenture) to create liens on their principal properties, engage in sale and leaseback transactions, merge or consolidate with another entity or sell, lease or transfer substantially all of their properties or assets to another entity.

The Indenture also contains customary events of default, including (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes at maturity, upon redemption or otherwise; (iii) failure by the Partnership for 60 days after notice to comply with any of its other agreements in the Indenture and (iv) certain events of bankruptcy or insolvency with respect to the Partnership. If an event of default occurs and is continuing with respect to any series of Notes, the trustee or the holders of not less than 25% in principal amount of such series of Notes outstanding may declare such Notes to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Partnership occurs and is continuing, the principal amount of such Notes outstanding will become immediately due and payable without any declaration or other act on the part of the trustee or any holders of such Notes.

Other material terms of the Notes, the Indenture and the Second Supplemental Indenture are described in the prospectus supplement dated September 16, 2013, as filed by the Partnership with the Securities and Exchange Commission on September 17, 2013. The foregoing descriptions of the Base Indenture and the Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture and the Second Supplemental Indenture, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Indenture, dated June 9, 2011, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on June 9, 2011).

4.2	Second Supplemental Indenture, dated September 25, 2013, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 2.950% Senior Notes due 2018 (included in Exhibit 4.2).

4.4	Form of 4.750% Senior Notes due 2024 (included in Exhibit 4.2).

4.5	Form of 5.950% Senior Notes due 2043 (included in Exhibit 4.2).

5.1	Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP,
its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

/s/ Guy G. Buckley
Guy G. Buckley
Vice President and Treasurer

Date: September 25, 2013

EXHIBIT INDEX

4.1	Indenture, dated June 9, 2011, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on June 9, 2011).

4.2	Second Supplemental Indenture, dated September 25, 2013, between Spectra Energy Partners, LP, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 2.950% Senior Notes due 2018 (included in Exhibit 4.2).

4.4	Form of 4.750% Senior Notes due 2024 (included in Exhibit 4.2).

4.5	Form of 5.950% Senior Notes due 2043 (included in Exhibit 4.2).

5.1	Opinion of Bracewell & Giuliani LLP.

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibit 5.1).